(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
April 30, 2002


MuniYield Arizona
Fund, Inc.


www.mlim.ml.com


MuniYield Arizona Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and Arizona income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and Arizona income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Arizona Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Arizona Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD ARIZONA FUND, INC.


The Benefits
And Risks of
Leveraging


MuniYield Arizona Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield Arizona Fund, Inc., April 30, 2002


DEAR SHAREHOLDER


For the six months ended April 30, 2002, the Common Stock of MuniYield Arizona Fund, Inc. earned $0.399 per share income dividends, which included earned and unpaid dividends of $0.069. This represents a net annualized yield of 5.75%, based on a month-end net asset value of $14.01 per share. For the six-month period ended April 30, 2002, the total investment return of the Fund's Common Stock was +1.66%, based on a change in per share net asset value from $14.19 to $14.01, and assuming reinvestment of $0.387 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction
Market Preferred Stock had an average yield of 1.28% for Series A and 1.42% for Series B.


The Municipal Market Environment
During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.

The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term
Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April
30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic prouct growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.


Portfolio Strategy
The Fund began the six-month period ended April 30, 2002 fully invested in tax-exempt municipal bonds with a relatively strong credit profile. The Fund remained somewhat defensively structured with investments primarily in premium coupon issues and intermediate maturities. During the period, new purchases were in premium coupon bonds in the 20-year maturity area. We focused on these maturities because they offered close to 95% of maximum yield available in the entire municipal yield curve with less interest rate volatility than that associated with longer maturity bonds. We adopted this strategy in recognition of the relatively low municipal yields within the background of a cautious economic environment. Despite significant monetary and fiscal stimulus, the US economy is still facing considerable uncertainty. Consequently, we maintained the Fund's fully invested status throughout the period in an effort to enhance shareholder income. At the end of the period, 87% of the Fund's total assets were invested in securities rated A or better by at least one of the major bond rating agencies, the majority of which were invested in securities insured by AAA-rated municipal bond insurers.



MuniYield Arizona Fund, Inc., April 30, 2002


Looking ahead, we expect to remain essentially fully invested and to retain the Fund's current high credit quality profile. We will continue to look for opportunities in the market provided by new municipal issuance to purchase premium coupon issues primarily in the 20-year maturity range.

The 475 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 has resulted in a material decrease in the Fund's borrowing cost to below 2%. This decline, in combination with a steep tax-exempt yield curve, has generated a substantial income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. Further declines in short-term interest rates are not expected, but neither is a substantial increase during the next six months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield Arizona Fund, Inc., and we look forward to serving your investment needs in the months and years to come.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Michael Kalinoski)
Michael Kalinoski
Vice President and Portfolio Manager



June 3, 2002


PROXY RESULTS

During the six-month period ended April 30, 2002, MuniYield Arizona
Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:



                                                                     Shares Voted    Shares Withheld
                                                                         For           From Voting
1.To elect the Fund's Directors:         Terry K. Glenn               4,339,162           73,454
                                         James H. Bodurtha            4,339,824           72,792
                                         Joe Grills                   4,336,908           75,708
                                         Roberta Cooper Ramo          4,337,724           74,892
                                         Robert S. Salomon Jr.        4,338,908           73,708
                                         Melvin R. Seiden             4,336,908           75,708
                                         Stephen B. Swensrud          4,336,908           75,708



During the six-month period ended April 30, 2002, MuniYield Arizona
Fund, Inc.'s Preferred Stock shareholders (Series A and B) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

                                                                     Shares Voted    Shares Withheld
                                                                         For           From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   James H. Bodurtha, Joe Grills, Herbert I. London,
   Andre F. Perold, Roberta Cooper Ramo, Robert S. Salomon Jr.,
   Melvin R. Seiden and Stephen B. Swensrud                             1,150               0



MuniYield Arizona Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                                    Value
Arizona--       NR*       NR*     $ 1,650   Arizona Educational Loan Marketing Corporation, Educational
127.8%                                      Loan Revenue Refunding Bonds, AMT, Junior Sub-Series, 6.30%
                                            due 12/01/2008                                                         $  1,712

                                            Arizona Health Facilities Authority Revenue Bonds (Catholic
                                            Healthcare West), Series A:
                BBB       Baa2        710     6.125% due 7/01/2009                                                      754
                BBB       Baa2      1,000     6.625% due 7/01/2020                                                    1,034

                AAA       Aaa       3,000   Arizona School Facilities Board, State School Improvement
                                            Revenue Bonds, 5.50% due 7/01/2017                                        3,184

                AAA       Aaa         325   Arizona State Municipal Financing Program, COP, Series 34,
                                            7.25% due 8/01/2009 (b)                                                     393

                NR*       Aa1         750   Arizona State Transportation Board, Highway Revenue Refunding
                                            Bonds, RIB, Series 367, 9.47% due 7/01/2019 (l)                             927

                                            Arizona Student Loan Acquisition Authority, Student Loan Revenue
                                            Refunding Bonds, AMT:
                NR*       A2        3,285     Junior Subordinated Series B-1, 6.15% due 5/01/2029                     3,373
                NR*       Aaa       1,000     Senior-Series A-1, 5.90% due 5/01/2024                                  1,025

                AAA       Aaa       1,000   Chandler, Arizona, Water and Sewer Revenue Bonds, 6.50% due
                                            7/01/2006 (j)(k)                                                          1,139

                AAA       Aaa         605   Gilbert, Arizona, GO (Projects of 1988), Series C, 8.50% due
                                            7/01/2004 (j)(k)                                                            687

                                            Glendale, Arizona, Development Authority, Educational Facilities
                                            Revenue Refunding Bonds (American Graduate School International) (c):
                AAA       NR*         500     7% due 7/01/2005 (k)                                                      567
                AAA       NR*         500     7.125% due 7/01/2005 (k)                                                  569
                AAA       NR*         500     5.875% due 7/01/2015                                                      530

                                            Maricopa County, Arizona, Chandler Unified School District
                                            Number 80, GO (e):
                AAA       Aaa         595     6.25% due 7/01/2011                                                       688
                AAA       Aaa         405     6.25% due 7/01/2011 (d)                                                   472

                                            Maricopa County, Arizona, Gilbert Unified School District
                                            Number 41, GO (h):
                AAA       Aaa       1,500     6.25% due 7/01/2015                                                     1,700
                AAA       Aaa       1,000     Refunding, 5.80% due 7/01/2015                                          1,125

                BBB       Baa1      2,405   Maricopa County, Arizona, Hospital Revenue Refunding Bonds
                                            (Sun Health Corporation), 6.125% due 4/01/2018                            2,412

                AAA       Aaa       2,400   Maricopa County, Arizona, IDA, Hospital Facility Revenue
                                            Refunding Bonds (Samaritan Health Services), Series A, 7%
                                            due 12/01/2016 (d)(j)                                                     2,941

                AAA       NR*       2,395   Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds
                                            (Place Five and Greenery Apartments), Series A, 6.625% due
                                            1/01/2027 (d)                                                             2,765

                                            Maricopa County, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT (f):
                AAA       NR*       2,200     Series 1B, 5.25% due 9/01/2032 (i)                                      2,372
                AAA       NR*       1,720     Series 1C, 7.65% due 12/01/2024 (g)                                     1,955

                NR*       Aaa         780   Maricopa County, Arizona, Peoria Unified School District
                                            Number 11, GO, Refunding, 6.10% due 7/01/2010 (a)                           840

                BBB-      Baa3      1,485   Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                            Refunding (Public Service Company of New Mexico Project),
                                            Series A, 6.30% due 12/01/2026                                            1,512

                AAA       NR*       1,500   Maricopa County, Arizona, Public Finance Corporation, Lease
                                            Revenue Bonds, RIB, Series 511X, 9.01% due 7/01/2014 (a)(l)               1,734

                AA        Aa2       1,825   Maricopa County, Arizona, Scottsdale Unified School District
                                            Number 48, GO, 6.60% due 7/01/2012                                        2,183

                AAA       Aaa       1,000   Maricopa County, Arizona, Stadium District Revenue Bonds,
                                            5.75% due 7/01/2016 (j)                                                   1,061

                AAA       Aaa         500   Maricopa County, Arizona, Tempe Elementary Unified School
                                            District Number 3, GO, Refunding, 7.50% due 7/01/2010 (e)                   620

                                            Mesa, Arizona, IDA, Revenue Bonds (Discovery Health Systems),
                                            Series A (j):
                AAA       Aaa       1,000     5.875% due 1/01/2014                                                    1,093
                AAA       Aaa       1,500     5.625% due 1/01/2015                                                    1,608

                AAA       Aaa       3,500   Mesa, Arizona, Utility System Revenue Bonds, 6.125% due
                                            7/01/2007 (e)(k)                                                          3,976

                AA        Aaa       1,000   Phoenix, Arizona, Civic Improvement Corporation, Water System
                                            Revenue Bonds, Junior Lien, 6% due 7/01/2006 (k)                          1,111

                AAA       Aaa       2,500   Phoenix, Arizona, Civic Improvement Corporation, Water System
                                            Revenue Refunding Bonds, Junior Lien, 5.50% due 7/01/2020 (e)             2,623

                                            Phoenix, Arizona, GO, Refunding:
                AA+       NR*       1,750     DRIVERS, Series 173, 12.988% due 7/01/2008 (l)                          2,466
                AA+       Aa1       1,000     Series A, 6.25% due 7/01/2017                                           1,168

                NR*       Aaa       2,500   Phoenix, Arizona, IDA, Revenue Bonds (Camelback Crossing),
                                            6.35% due 9/20/2035 (i)                                                   2,710

                AAA       NR*       1,795   Phoenix, Arizona, IDA, S/F Mortgage Revenue Bonds, AMT,
                                            Series 1A, 5.25% due 9/01/2032 (f)(i)                                     1,926

                AAA       NR*         650   Phoenix, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds
                                            (The Phoenix Authority), Series 1A, 5.875% due 6/01/2016 (f)(g)             698

                AAA       Aaa       1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds
                                            (HealthPartners), Series A, 5.625% due 4/01/2014 (j)                      1,063

                AAA       NR*       1,000   Pima County, Arizona, IDA, S/F Mortgage Revenue Refunding Bonds,
                                            AMT, Series A-1, 6.20% due 11/01/2030 (f)(g)                              1,070

                AAA       Aaa       3,050   Pima County, Arizona, Unified School District Number 1, Tucson,
                                            GO, Refunding, 7.50% due 7/01/2009 (e)                                    3,738

                A1+       P1          300   Pinal County, Arizona, IDA, PCR (Newmont Mining), DATES,
                                            1.70% due 12/01/2009 (m)                                                    300

                AA        Aa2       1,500   Salt River Project, Arizona, Agriculture Improvement and Power
                                            District, Electric System Revenue Refunding Bonds (Salt River
                                            Project), Series A, 5.25% due 1/01/2020                                   1,534

                AAA       Aaa       1,000   Scottsdale, Arizona, GO, 6.25% due 7/01/2009 (k)                          1,149

                AAA       Aaa       1,000   Tempe, Arizona, Unified High School District Number 213,
                                            School Improvements, GO, 7% due 7/01/2008 (e)                             1,183

                AAA       NR*       3,000   Tucson and Pima County, Arizona, IDA, S/F Mortgage Revenue
                                            Refunding Bonds (Mortgage-Backed Securities Program), AMT,
                                            Series A-1, 4.65% due 7/01/2021 (f)(g)                                    3,128

                AAA       Aaa       1,000   Tucson, Arizona, GO, Refunding, 6.40% due 7/01/2008 (e)                   1,149

                AA        Aa2       1,000   Tucson, Arizona, GO, Series 1994-C, 7% due 7/01/2015                      1,240

                AA        NR*       1,500   Tucson, Arizona, IDA, Senior Living Facilities Revenue Bonds
                                            (Christian Care Tucson Inc. Project), Series A, 6.125% due
                                            7/01/2024                                                                 1,593

                AAA       Aaa       1,375   Tucson, Arizona, Local Development Business, Development
                                            Finance Corporation, Lease Revenue Refunding Bonds, 6.25%
                                            due 7/01/2012 (e)                                                         1,412

                AAA       Aaa       1,250   Tucson, Arizona, Street and Highway User Revenue Bonds,
                                            Junior Lien, Series 1994-D, 6.60% due 7/01/2011 (j)                       1,484



Portfolio
Abbreviations


To simplify the listings of MuniYield Arizona Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DATES     Daily Adjustable Tax-Exempt Securities
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
IDA       Industrial Development Authority
LEVRRS    Leveraged Reverse Rate Securities
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
S/F       Single-Family
YCN       Yield Curve Notes



MuniYield Arizona Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                S&P       Moody's   Face
                Ratings   Ratings  Amount   Issue                                                                    Value
Puerto                                      Puerto Rico Commonwealth, GO, Refunding (l):
Rico--15.0%     AAAr      Aaa     $   500     RITR, Class R, Series 3, 9.595% due 7/01/2016 (j)                    $    597
                AAA       Aaa       2,000     YCN, 10.082% due 7/01/2020 (d)(h)                                       2,087

                AAA       Aaa         695   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                            Trust Receipts, Class R, Series 16-HH, 9.542% due 7/01/2013 (h)(l)          885

                                            Puerto Rico Electric Power Authority, Power Revenue Refunding
                                            Bonds (l):
                AAA       Aaa       2,900     LEVRRS, 5.9291% due 7/01/2002 (h)(k)                                    3,030
                NR*       Aaa         750     RIB, Series 449X, 9.17% due 7/01/2016 (a)                                 837

                A-        Baa3      1,835   Puerto Rico Public Finance Corporation Revenue Bonds, Commonwealth
                                            Appropriation, Series E, 5.7% due 08/01/2025                              1,901


Virgin          BBB-      NR*       1,500   Virgin Islands Public Finance Authority, Revenue Refunding Bonds
Islands--2.6%                                (Gross Receipts Taxes Loan Note), Series A, 6.375% due 10/01/2019        1,615


                Total Investments (Cost--$85,739)--145.4%                                                            90,648
                Other Assets Less Liabilities--3.2%                                                                   1,985
                Preferred Stock, at Redemption Value--(48.6%)                                                      (30,304)
                                                                                                                   --------
                Net Assets Applicable to Common Stock--100.0%                                                      $ 62,329
                                                                                                                   ========

(a)AMBAC Insured.
(b)BIG Insured.
(c)Connie Lee Insured.
(d)Escrowed to maturity.
(e)FGIC Insured.
(f)FHLMC Collateralized.
(g)FNMA/GNMA Collateralized.
(h)FSA Insured.
(i)GNMA Collateralized.
(j)MBIA Insured.
(k)Prerefunded.
(l)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(m)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
*Not Rated.

See Notes to Financial Statements.


STATEMENT OF NET ASSETS


                    As of April 30, 2002
Assets:             Investments, at value (identified cost--$85,738,943)                                       $ 90,647,814
                    Cash                                                                                            485,359
                    Interest receivable                                                                           1,591,145
                    Prepaid expenses and other assets                                                                 7,837
                                                                                                               ------------
                    Total assets                                                                                 92,732,155
                                                                                                               ------------

Liabilities:        Payables:
                       Investment adviser                                                    $     37,810
                       Dividends to shareholders                                                   37,619            75,429
                                                                                             ------------
                    Accrued expenses                                                                                 24,078
                                                                                                               ------------
                    Total liabilities                                                                                99,507
                                                                                                               ------------

Preferred Stock:    Preferred Stock, par value $.10 per share (1,212 shares of AMPS*
                    issued and outstanding at $25,000 per share liquidation preference)                          30,303,724
                                                                                                               ------------

Net Assets          Net assets applicable to Common Stock                                                      $ 62,328,924
Applicable To                                                                                                  ============
Common Stock:

Analysis of         Common Stock, par value $.10 per share (4,450,418 shares
Net Assets          issued and outstanding)                                                                    $    445,042
Applicable to       Paid-in capital in excess of par                                                             60,632,835
Common Stock:       Undistributed investment income--net                                                            752,036
                    Accumulated realized capital losses on investments--net                                     (4,409,860)
                    Unrealized appreciation on investments--net                                                   4,908,871
                                                                                                               ------------
                    Total--Equivalent to $14.01 net asset value per share of Common Stock
                    (market price--$13.38)                                                                     $ 62,328,924
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                    For the Six Months Ended April 30, 2002
Investment          Interest                                                                                   $  2,550,412
Income:

Expenses:           Investment advisory fees                                                 $    228,646
                    Commission fees                                                                40,012
                    Professional fees                                                              37,372
                    Accounting services                                                            29,316
                    Transfer agent fees                                                            18,747
                    Printing and shareholder reports                                               15,181
                    Listing fees                                                                    7,375
                    Directors' fees and expenses                                                    6,607
                    Pricing fees                                                                    4,547
                    Custodian fees                                                                  4,377
                    Other                                                                           9,595
                                                                                             ------------
                    Total expenses                                                                                  401,775
                                                                                                               ------------
                    Investment income--net                                                                        2,148,637
                                                                                                               ------------

Realized &          Realized gain on investments--net                                                               178,973
Unrealized          Change in unrealized appreciation on investments--net                                       (1,232,967)
Gain (Loss) on                                                                                                 ------------
Investments--Net:   Total realized and unrealized loss on investments--net                                      (1,053,994)
                                                                                                               ------------

Dividends to        Investment income--net                                                                        (204,267)
Preferred Stock                                                                                                ------------
Shareholders:       Net Increase in Net Assets Resulting from Operations                                       $    890,376
                                                                                                               ============

See Notes to Financial Statements.


MuniYield Arizona Fund, Inc., April 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Six         For the
                                                                                              Months Ended       Year Ended
                                                                                               April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                2002             2001++
Operations:         Investment income--net                                                   $  2,148,637      $  4,194,123
                    Realized gain (loss) on investments--net                                      178,973          (68,738)
                    Change in unrealized appreciation/depreciation on investments--net        (1,232,967)         4,614,367
                    Dividends to Preferred Stock shareholders                                   (204,267)         (899,293)
                                                                                             ------------      ------------
                    Net increase in net assets resulting from operations                          890,376         7,840,459
                                                                                             ------------      ------------

Dividends to        Investment income--net                                                    (1,721,867)       (3,044,086)
Common Stock                                                                                 ------------      ------------
Shareholders:       Net decrease in net assets resulting from dividends to Common
                    Stock shareholders                                                        (1,721,867)       (3,044,086)
                                                                                             ------------      ------------

Net Assets          Total increase (decrease) in net assets applicable to
Applicable To       Common Stock                                                                (831,491)         4,796,373
Common Stock:       Beginning of period                                                        63,160,415        58,364,042
                                                                                             ------------      ------------
                    End of period*                                                           $ 62,328,924      $ 63,160,415
                                                                                             ============      ============

                    *Undistributed investment income--net                                    $    752,036      $    529,533
                                                                                             ============      ============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios                        For the
have been derived from information                            Six Months
provided in the financial statements.                           Ended
                                                              April 30,             For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $   14.19    $   13.11    $   12.54    $   14.14    $   13.61
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:++  Investment income--net                              .49          .94          .95          .92          .95
                Realized and unrealized gain (loss)
                on investments--net                               (.23)         1.02          .57       (1.59)          .53
                Dividends to Preferred Stock shareholders
                from investment income--net                       (.05)        (.20)        (.27)        (.20)        (.23)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .21         1.76         1.25        (.87)         1.25
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends to Common Stock
                shareholders from investment income--net          (.39)        (.68)        (.68)        (.73)        (.72)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $   14.01    $   14.19    $   13.11    $   12.54    $   14.14
                                                              =========    =========    =========    =========    =========
                Market price per share, end of period         $   13.38    $   13.19    $  11.125    $ 11.5625    $  14.125
                                                              =========    =========    =========    =========    =========

Total           Based on market price per share                4.44%+++       25.09%        2.40%     (13.55%)       15.74%
Investment                                                    =========    =========    =========    =========    =========
Return:**       Based on net asset value per share             1.66%+++       14.20%       11.26%      (6.34%)        9.61%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses, net of reimbursement***          1.31%*        1.33%        1.26%        1.25%        1.22%
on Average                                                    =========    =========    =========    =========    =========
Net Assets of   Total expenses***                                1.31%*        1.33%        1.30%        1.25%        1.22%
Common Stock:                                                 =========    =========    =========    =========    =========
                Total investment income--net***                  6.99%*        6.88%        7.55%        6.78%        6.88%
                                                              =========    =========    =========    =========    =========
                Amount of dividends to Preferred Stock
                shareholders                                      .66%*        1.48%        2.13%        1.49%        1.68%
                                                              =========    =========    =========    =========    =========
                Investment income--net, to Common Stock
                shareholders                                     6.33%*        5.41%        5.42%        5.29%        5.20%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses, net of reimbursement              .88%*         .89%         .82%         .83%         .82%
on Average                                                    =========    =========    =========    =========    =========
Net Assets of   Total expenses                                    .88%*         .89%         .85%         .83%         .82%
Common &                                                      =========    =========    =========    =========    =========
Preferred       Total investment income--net                     4.70%*        4.60%        4.91%        4.53%        4.63%
Stock:***                                                     =========    =========    =========    =========    =========

Ratios Based    Dividends to Preferred Stock shareholders        1.36%*        2.97%        3.97%        2.99%        3.42%
on Average                                                    =========    =========    =========    =========    =========
Net Assets of
Preferred
Stock:

Supplemental    Net assets, net of Preferred Stock,
Data:           end of period (in thousands)                  $  62,329    $  63,160    $  58,364    $  55,787    $  62,680
                                                              =========    =========    =========    =========    =========
                Preferred Stock outstanding, end of
                period (in thousands)                         $  30,300    $  30,300    $  30,300    $  30,300    $  30,300
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               10.12%       45.89%       46.71%       29.48%       39.58%
                                                              =========    =========    =========    =========    =========

Leverage:       Asset coverage per $1,000                     $   3,057     $  3,085     $  2,926    $   2,841    $   3,069
                                                              =========    =========    =========    =========    =========

Dividends Per   Series A--Investment income--net              $     159    $     742    $   1,011    $     756    $     842
Share On                                                      =========    =========    =========    =========    =========
Preferred       Series B--Investment income--net              $     176    $     742    $     984    $     740    $     863
Stock                                                         =========    =========    =========    =========    =========
Outstanding:


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Certain prior year amounts have been reclassified to conform to current year presentation.
+++Aggregate total investment return.

See Notes to Financial Statements.



MuniYield Arizona Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Arizona Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MZA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

For the six months ended April 30, 2002, the Fund reimbursed FAM
$2,776 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2002 were $9,502,138 and $9,150,841, respectively.

Net realized gains for the six months ended April 30, 2002 and net unrealized gains as of April 30, 2002 were as follows:


                                     Realized          Unrealized
                                      Gains              Gains

Long-term investments             $   178,973        $ 4,908,871
                                  -----------        -----------
Total                             $   178,973        $ 4,908,871
                                  ===========        ===========


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $4,908,871, of which $5,001,178 related to appreciated securities and $92,307 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $85,738,943.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2002 were as follows: Series A, 1.50% and Series B, 1.40%.

Shares issued and outstanding during the six months ended April 30, 2002 and the year ended October 31, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $7,704 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $4,340,000, of which $2,583,000 expires in 2002, $1,253,000 expires in 2003, $437,000 expires in 2008 and $67,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On May 8, 2002, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.069300 per share, payable on May 30, 2002 to shareholders of record as of May 20, 2002.



MuniYield Arizona Fund, Inc., April 30, 2002


QUALITY PROFILE


The quality ratings of securities in the Fund as of April 30, 2002 were as follows:

                                  Percent of
S&P Rating/Moody's Rating        Total Assets

AAA/Aaa                              70.0%
AA/Aa                                12.0
A/A                                   5.7
BBB/Baa                               7.9
NR (Not Rated)                        1.8
Other++                               0.3

++Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the Financial Information included in this report.




OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Joseph L. May, Director and Vincent R. Giordano, Senior Vice
President of MuniYield Arizona Fund, Inc., have recently retired.
The Fund's Board of Directors wishes Messrs. May and Giordano well in their retirements.



Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286



ASE Symbol
MZA